SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                      January 23, 2004  (January 23, 2004)




                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

        Maryland                     1-10360                   52-1622022
(State or other jurisdiction       (Commission              (I.R.S. Employer
    of incorporation)              File Number)            Identification No.)




                           11200 Rockville Pike
                        Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrant)

                              (301) 816-2300
            (Registrant's telephone number, including area code)

Item 5.  Other Events

     As previously disclosed in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2003, as the result of guidance given by the SEC Observer at the July 31, 2003 Emerging Issues Task Force (EITF) meeting concerning the application of Topic D-42 related to preferred stock issuance costs, we have charged to income available to common shareholders for the year ended December 31, 2002 approximately $1.2 million in preferred stock offering costs related to our Series E preferred stock redeemed in March 2002. We have updated certain financial information in our Annual Report on Form 10-K for the year ended December 31, 2002, which updated financial information is an exhibit to this Current Report on Form 8-K, to reflect the retroactive application of EITF Topic D-42 to our financial statements for the year ended December 31, 2002. Note 20 of the Notes to Consolidated Financial Statements provides additional discussion regarding the application of EITF Topic D-42. This update does not constitute an amendment or restatement of our 2002 Annual Report on Form 10-K.

     According to the SEC Observer's clarification, all preferred stock issuance costs, regardless of where in the stockholders' equity section the costs were initially recorded, should be charged to income available to common shareholders for the purpose of calculating earnings per share at the time the preferred stock is redeemed. The SEC Observer indicated that preferred stock issuance costs not previously charged to income available to common shareholders should be reflected retroactively in financial statements for reporting periods ending after September 15, 2003 by restating the financial statements of prior periods on an as filed basis.

     Under Securities and Exchange Commission (SEC) requirements, the retroactive application of EITF Topic D-42 is required for previously issued annual financial statements included in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the Company's application of EITF Topic D-42. This Current Report on Form 8-K updates Items 6, 7, 8 and 15 of the Form 10-K to reflect the application of EITF Topic D-42 to the December 31, 2002 financial statements. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The  following  exhibit is filed as a part of this  Current  Report on Form
8-K:

(c)      Exhibits

23.1     Consent of Ernst & Young LLP

99.1 Updated financial information for the year ended December 31, 2002 to reflect the retroactive application of EITF Topic D-42.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 23, 2004               /s/Barry S. Blattman
                                        --------------------------------
                                        Barry S. Blattman
                                        Chairman of the Board and Chief
                                         Executive Officer



Dated: January 23, 2004                 /s/Cynthia O. Azzara
                                        --------------------------------
                                        Cynthia O. Azzara
                                        Executive Vice President, Chief
                                         Financial Officer and Treasurer

                                EXHIBIT INDEX

Exhibit
No. Description
--------------------------------------------------------------------------------

*23.1     Consent of Ernst & Young LLP

*99.1 Updated financial information for the year ended December 31, 2002 to reflect the retroactive application of EITF Topic D-42.


*Filed herewith